SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant _____

Check the appropriate box:

_____  Preliminary Proxy Statement
_____ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive   Proxy  Statement
_____  Definitive   Additional Materials
_____  Soliciting   Material   Pursuant  to  ss.240.14a-11(c) or ss.240.14a-12.

                              Hurco Companies, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Roger J. Wolf
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i(2) or Item
     22(a)(2) of Schedule 14A.
____ $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
____ Fee  computed  on table  below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1)  Title of each class of securities to which transaction applies:
         .......................................................................
     2)  Aggregate number of securities to which transaction applies:
         .......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
     4)  Proposed maximum aggregate value of transaction:
         .......................................................................
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____ Fee paid previously with preliminary materials.
____ Check box if any part of the fee is offset as provided by Exchange Act Rule
     O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:................................................
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     3)  Filing
     Party:.....................................................................
     4)  Date
     Filed:.....................................................................

                              HURCO COMPANIES, INC.

                               ONE TECHNOLOGY WAY
                                 P.O. BOX 68180
                           INDIANAPOLIS, INDIANA 46268
                                 (317) 293-5309

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 23, 1996


To Our Shareholders:

The 1996 Annual Meeting of Shareholders of Hurco Companies, Inc., will be held at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, 46268 at 11:00 a.m. EST on Thursday, May 23, 1996, for the following purposes:

         1. To elect seven directors to serve until the next annual meeting or until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

Only shareholders of record as of the close of business on March 29, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                       By order of the Board of Directors,



                                                     Roger J. Wolf, SECRETARY



April 5, 1996
Indianapolis, Indiana





                       YOUR VOTE IS IMPORTANT Even if you
                   plan to attend the meeting, we urge you to
                             mark, sign and date the
                      enclosed proxy and return it promptly
                            in the enclosed envelope.

                              HURCO COMPANIES, INC.
                               ONE TECHNOLOGY WAY
                                 P. O. BOX 68180
                           INDIANAPOLIS, INDIANA 46268

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 1996
 ------------------------------------------------------------------------------

                                 PROXY STATEMENT
 ------------------------------------------------------------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished to the holders (the "Shareholders") of common stock of Hurco Companies, Inc. ("Hurco" or the "Company") in connection with the solicitation of proxies by the Board of Directors for the 1996 Annual Meeting of Shareholders to be held on May 23, 1996 at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy will be mailed to the Shareholders on or about April 12, 1996. Proxies are being solicited principally by mail. Directors, officers and regular employees of Hurco may also solicit proxies personally by telephone, telegraph or otherwise. All expenses incident to the preparation and mailing to the Shareholders of the Notice, Proxy Statement and form of Proxy are to be paid by Hurco.

Shareholders of record as of the close of business on March 29, 1996, will be entitled to notice of and vote at the Annual Meeting or any adjournments thereof. On such record date, Hurco had 5,426,482 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote with respect to each matter submitted to a vote. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

If the enclosed form of proxy is executed and returned, it may be revoked at any time before it is voted by giving written notice to the Secretary of the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

A proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the instructions of the shareholder in the proxy. If no instructions are given, the proxy will be voted for the election of the Board of Directors' nominees named in this Proxy Statement. Directors will be elected by a plurality of the votes cast. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owners. Shares that are not voted with respect to a specific proposal will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Neither the non-voting of shares nor abstentions will affect the election of directors.

                              ELECTION OF DIRECTORS

The Board of Directors has nominated for election as directors the seven persons named below, all of whom are currently members of the Board. Each director of the Company serves for a term of one year, which expires at the next Annual Meeting of Shareholders of the Company when his successor has been elected. The seven incumbent directors nominated for election are: Hendrik J. Hartong, Jr., Andrew L. Lewis IV, Brian D. McLaughlin, E. Keith Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler. Unless authority is specifically withheld, the shares represented by the enclosed form of proxy will be voted in favor of these nominees.

If any of these nominees becomes unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors knows of no reason why any of the nominees would be unable to accept election.

The following information sets forth the name of each director, his age, tenure as a director, principal occupation and business experience for the last five years:

                                                                SERVED AS A
NAME                                          AGE             DIRECTOR SINCE
Hendrik J. Hartong, Jr. (1,3,4)               57                   1986

Andrew L. Lewis IV (2)                        39                   1988

Brian D. McLaughlin (1)                       53                   1987

E. Keith Moore                                73                   1990

Richard T. Niner (1,2,4)                      56                   1986

O. Curtis Noel (3,4)                          60                   1993

Charles E. Mitchell Rentschler (2,3)          56                   1986


Hendrik J. Hartong, Jr. has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership and other private investment partnerships, since 1984. Mr. Hartong has also served as Chairman of the Board of Air Express International Corporation since 1985.

Andrew L. Lewis IV has served as Chief Executive Officer of KRR Partners, L.P. since July 1993. Between 1990 and 1994, Mr. Lewis was a consultant for USPCI of Pennsylvania, Inc. Mr. Lewis is also a director of Air Express International Corporation.

Brian D. McLaughlin has been President and Chief Executive Officer of the Company since December 1987. From 1982 to 1987, he was employed as President and General Manager of various divisions of Ransburg Corporation. Previously, he was employed in general management and marketing management positions with Eaton Corporation.

E. Keith Moore has served as President of Hurco International, Inc., a subsidiary of the Company since April 1988. Mr. Moore is also a director of Met-Coil Systems Corporation.

Richard T. Niner has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership and other private investment partnerships, since 1984. Mr. Niner is also a director of Air Express International Corp. and Arrow International, Inc.

O. Curtis Noel has been an independent business consultant for more than ten years specializing in market and industry studies, competitive analysis and corporate development programs with clients in the U.S. and abroad.

Charles E. Mitchell Rentschler has served as President and Chief Executive Officer of The Hamilton Foundry & Machine Co. since 1985.

(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee
(4)      Member of Nominating Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.


BOARD MEETINGS AND COMMITTEES

During the last fiscal year, the Board of Directors held four meetings. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served.

The Board has an Executive Committee which held one meeting during the last fiscal year. The Executive Committee may exercise all of the authority of the Board of Directors with respect to the general operations of Hurco between meetings of the Board.

The Board has a Compensation Committee which held one meeting during the last fiscal year. The Compensation Committee reviews and recommends to the Board the compensation of the officers and managers of Hurco and guidelines for the general wage structure of the entire workforce. The Compensation Committee also oversees the administration of the Company's employee benefit plans. The report of the Compensation Committee regarding executive compensation is included on page 10 of this Proxy Statement.

The Board also has an Audit Committee which held four meetings during the last fiscal year. The Audit Committee has the authority to oversee the Company's accounting and financial reporting activities, and may meet with the Company's independent accountants and its Chief Financial Officer to review the scope, cost and results of the annual audit and to review internal accounting controls, policies and procedures. The Board of Directors selects the independent accountants of Hurco upon the recommendation of the Audit Committee. See INDEPENDENT ACCOUNTANTS on page 12.

The Board of Directors has a Nominating Committee which held no meetings during the last fiscal year. The Nominating Committee reviews the structure and composition of the Board of Directors and considers the qualifications of and recommends all nominees for directors. The Nominating Committee will consider candidates whose names are submitted in writing by Shareholders. Such submissions should be addressed to the Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268.

The members of these Committees are identified in the table on page 2.

COMPENSATION OF DIRECTORS

Each director who is not an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors attended, and each such director also receives $3,000 per quarter. Directors are also entitled to receive reimbursement for travel and other expenses incurred in attending such meetings. Employee directors receive no fees. Mr. Niner received annual compensation of $72,000 for his services as Chairman of the Executive Committee of the Board of Directors.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's common stock, to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission.

To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company during and pertaining to its most recent fiscal year, and certain written representations, all Section 16(a) filings applicable to the Company's executive officers, directors and greater than ten percent (10%) beneficial owners were made on a timely basis during the most recent fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table sets forth all compensation paid or accrued during each of the last three fiscal years to the Chief Executive Officer and each of the other most highly compensated executive officers of the Company based on salaries and bonuses earned during fiscal 1995 (the "Named Executive Officers"). No other executive officer earned more than $100,000 in salary and bonuses during fiscal 1995.

                                     SUMMARY COMPENSATION TABLE
                                                                                          Long-Term
                                                                                         Compensation
                                                     Annual Compensation                    Awards             All Other
                                                     -------------------               -----------------        Compen-
Name and                 Fiscal     Salary         Bonus        Other Annual        Securities Underlying       sation
Principal Position        Year       ($)          ($)<F1>    Compensation ($)<F9>       Option <F2>           ($)    <F3>
- ------------------       ------     ------       ---------    -----------------        -------------          -----------

Brian D. McLaughlin        1995   $226,936      $75,000                --                   10,000               $3,234
President and CEO          1994    220,000           --                --                   70,000 <F4>           2,302
                           1993    220,000           --                --                       --                3,036

Roger J. Wolf              1995    139,731       45,000                --                   15,000                3,063
Sr. VP, Secretary          1994    135,000        7,000           $16,308 <F5>               7,000                1,934
Treasurer and CFO          1993     98,654 <F6>   5,000 <F7>           --                   25,000 <F7>             872

James D. Fabris            1995    107,885       45,000                --                    5,000                2,210
Vice President and         1994     98,335           --                --                   13,000                1,295
Pres. Hurco Mfg. Co.       1993     85,150           --             8,935 <F8>               7,500                1,864
- ---------------------------

<F1> Represents cash bonuses earned and paid in the subsequent  year, other than specified below.
<F2> Represents options granted under the stock option plan related to the prior year's performance, other than specified below. The Company has not granted any Stock Appreciation Rights (SARs).
<F3> Represents the Company's  contribution  to the 401-K  Retirement Plan under the Company matching program.
<F4>  Represents  options granted under the stock option plan to replace options that had expired during the fiscal year.
<F5>  Represents  amounts  reimbursed  during the fiscal year for the payment of taxes related to relocation expenses.
<F6> Represents compensation for January 25, 1993 through October 31, 1993.
<F7> Represents guaranteed bonus and options granted under the stock option plan in connection with initial employment.
<F8> Represents  amounts reimbursed during the fiscal year related to relocation expenses.
<F9> Unless otherwise  presented,  the aggregate amount of perquisites and other personal benefits, securities or properties, given to each Named Executive Officer valued on the basis of aggregate incremental cost to the Company did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for each such officer.

STOCK OPTIONS


The following table sets forth information related to options granted to the Named Executive Officers during the 1995 fiscal year. The Company has not granted any Stock Appreciation Rights (SARs):

                                OPTION GRANTS DURING 1995 FISCAL YEAR

                                            INDIVIDUAL GRANTS
                            ----------------------------------------------------            Potential
                                                                                       Realizable Value at
                                         % of Total                                       Assumed Annual
                          Number of       Options                                      Rates of Stock Price
                         Securities      Granted to                                      Appreciation for
                         Underlying      Employees    Exercise                           Option Term <F2>
                          Options        in Fiscal     Price          Expiration       --------------------
Name                      Granted          Year      ($/SH) <F1>        Date           5% ($)        10%($)
- ----                      -------          ----      ----------       ---------        ------        ------

Brian D. McLaughlin      10,000 <F3>        16%        $3.875          12/11/04        $63,120      $100,508
Roger J. Wolf            15,000 <F3>        24%        $3.875          12/11/04        $94,680      $150,762
James D. Fabris           5,000 <F4>         8%        $3.875          12/11/04        $31,560      $ 50,254

- ----------------------------

<F1> The  exercise  price is the market price of the common stock on the date of grant.
<F2> The potential  realizable  value  illustrates  value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company's common stock from the date of grant through the term of the options. These numbers do not take into account provisions that may result in termination of the options following termination of employment or the vesting periods of three years.
<F3>  Options may be  exercised  in three equal  annual  installments,  or parts thereof,  commencing on the first anniversary date of the grant.
<F4>  Options  may be  exercised  in five equal  annual  installments,  or parts thereof, commencing on the first anniversary date of the grant.

The following table sets forth information related to unexercised options held at fiscal year-end by the Named Executive Officers. No Named Executive Officer exercised any options during the 1995 fiscal year. The Company does not have any outstanding SARs.

           AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND YEAR-END OPTION VALUES
                                                                                   Value of
                                                        Number of                Unexercised
                            Shares                Securities Underlying          In-the-Money
                           Acquired                Unexercised Options             Options
                              on          Value        At FY-End (#)           At FY-End ($)<F1>
                              --          -----        -------------          -----------------
                           Exercise     Realized      Exer-    Unexer-        Exer-     Unexer-
NAME                         (#)          ($)        Cisable   Cisable       Cisable    Cisable
- ----                       ---------   ---------     -------   -------       -------    -------
Brian D. McLaughlin ......    --           --        52,100     62,900      $ 72,188   $164,063
Roger J. Wolf ............    --           --        12,310     34,690      $  7,219   $ 40,906
James D. Fabris ..........    --           --         9,500     20,500      $ 33,025   $ 62,100

- -----------------------------------------

<F1> Value is calculated  based on the closing  market price of the common stock on October 31, 1995 ($5.625) less the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1995, the members of the Compensation Committee were Hendrik J. Hartong, Jr., O. Curtis Noel and Charles E. Mitchell Rentschler. None of the Committee members is a current or former officer or employee of the Company or any of its subsidiaries. Mr. Hartong is an executive officer of Air Express International (AEI), and a shareholder in AEI, directly and indirectly through Brynwood Partners Limited Partnership. AEI provides freight forwarding and shipping services for the Company. The cost of these freight services are negotiated on an arms-length basis and amounted to $1,438,000 for the fiscal year ended October 31, 1995.

EMPLOYMENT CONTRACTS

Brian D. McLaughlin entered into an employment contract on December 14, 1987. The contract term is month-to-month. Mr. McLaughlin's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr. McLaughlin is entitled to 12 months' salary if his employment is terminated for any reason other than gross misconduct.

Roger J. Wolf entered into an employment contract on January 8, 1993. The contract term is unspecified. Mr. Wolf's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr. Wolf is entitled to 12 months' salary if his employment is terminated without just cause.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 29, 1996, regarding beneficial ownership of the Company's common stock by each director and Named
Executive Officer, by all directors and executive officers as a group, and by certain other beneficial owners of more than 5% of the common stock. Each such person has sole voting and investment power with respect to such securities, except as otherwise noted.


                                                SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                           NUMBER                    PERCENT

                             OTHER BENEFICIAL OWNERS
Brynwood Partners Limited Partnership    1,390,001                     25.6%
Two Soundview Avenue
Greenwich, Connecticut  06830

Wellington Management Company              527,700 <F1>                 9.7%
75 State Street
Boston, Massachusetts  02109

The TCW Group, Inc.                        448,500                      8.3%
865 South Figueroa Street
Los Angeles, California  90017


                        DIRECTORS AND EXECUTIVE OFFICERS

Hendrik J. Hartong, Jr.                  1,408,915 <F2><F3><F4>        26.0%

Andrew L. Lewis IV                          12,500 <F3>                 0.2%

Brian D. McLaughlin                         86,867 <F5><F6>             1.6%

E. Keith Moore                              48,790 <F7><F8>             0.9%

Richard T. Niner                         1,415,301 <F2><F3>            26.0%

O. Curtis Noel                               5,000 <F3>                 0.1%

Charles E. Mitchell Rentschler              17,500 <F3><F9>             0.3%

Roger J. Wolf                               25,333 <F10>                0.5%

James D. Fabris                             14,800 <F11>                0.3%

Executive officers and directors         1,664,905 <F2><F12>           30.7%
as a group (12 persons)





<F1>     Wellington  Management Co. (WMC), a registered  investment  advisor, is deemed to have beneficial ownership of 527,700 shares of the Company's common stock, which is owned by various advisory clients of WMC. WMC has no voting power for 105,000 shares and shared voting power for 422,700 shares. WMC has shared investment power for all shares.

<F2>     Includes the shares owned by Brynwood Partners Limited  Partnership, of which the sole general partner is Brynwood Management, a general partnership. Mr. Hartong and Mr. Niner are general partners of Brynwood Management and accordingly may be deemed to have beneficial ownership of these shares. These shares have shared voting and investment power.

<F3>     Includes 5,000 shares subject to options that are exercisable within 60 days.

<F4>     Includes 100 shares owned by Mr.  Hartong's wife, as to which shares he may be deemed to have beneficial ownership; also includes 3,000 shares which have shared voting and investment power.

<F5>     Includes 58,667 shares subject to options that are  exercisable  within
         60 days.

<F6>     Includes  2,100  shares owned by Mr. McLaughlin's wife and children, as to which shares he may be deemed to have beneficial ownership.

<F7>     Includes 10,800 shares subject to options that are  exercisable  within
         60 days.

<F8>     Includes  1,320 shares  owned by  Mr. Moore's  wife and children, as to which shares he may be deemed to have beneficial ownership.

<F9>     Includes 5,000 shares owned by  Mr. Rentschler's wife,  as to which  he may be deemed to have beneficial ownership.

<F10>    Includes  22,333 shares subject  to options that are exercisable within
         60 days.

<F11>    Includes 14,300  shares subject  to options that are exercisable within
         60 days.

<F12>    Includes 149,300 shares subject to options that  are exercisable within
         60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and Air Express International (AEI) are related parties. Three of the Company's directors, Hendrik J. Hartong, Jr., Richard T. Niner and Andrew L. Lewis IV, are directors and shareholders of AEI and Mr. Hartong is an executive officer thereof. Additionally, Mr. Hartong and Mr. Niner are shareholders in AEI indirectly through Brynwood Partners Limited Partnership. AEI provides freight and forwarding services for the Company. The cost of these freight services are negotiated on an arms length basis and amounted to $1,438,000 the year ended October 31, 1995.

                   BOARD OF DIRECTORS' COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


The Compensation Committee of the Board of Directors establishes policies relating to the compensation arrangements of the Chief Executive Officer and all other executive officers and oversees the administration of the Company's employee benefit plans. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.


COMPENSATION POLICY

The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policy integrates annual base compensation with incentive compensation plans based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with stock option incentives, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Stock options are granted from time to time to key employees, based primarily on such person's potential contribution to the Company's growth and profitability. The Committee feels that stock options are an effective incentive for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price. The Committee believes that linking compensation for the Chief Executive Officer and all other executive officers to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately.


FISCAL 1995 EXECUTIVE COMPENSATION

For fiscal 1995, the Company's compensation program for the Chief Executive Officer and all other executive officers consisted of (i) base salary; (ii) a discretionary bonus pool based upon the performance measurements described above; and (iii) stock option awards. During fiscal year 1995, the annual compensation of the Chief Executive Officer consisted of a base salary of
$226,936, which was increased 3.2% from fiscal 1994 as a cost-of-living adjustment, and a bonus of $75,000 reflecting his contribution to the significantly improved performance of the Company for the fiscal year. Options to acquire 10,000 shares of common stock were also granted to him as an incentive to continue building shareholders' value. Compensation to all executive officers as a group during fiscal year 1995 reflected a modest increase of 4.5% in aggregate base salaries as compared to the prior year and discretionary bonuses aggregating $185,000 to reward contributions to the Company's improved performance. In addition, options to acquire an aggregate of

45,000 shares of common stock were granted to executive officers to provide incentive for further improvement. The Committee believes that compensation levels for the Chief Executive Officer and all other executive officers and key employees during fiscal 1995 adequately reflect the Company's compensation goals and policies.

                                 Hendrik J. Hartong, Jr.
                                 O. Curtis Noel
                                 Charles E. Mitchell Rentschler




                                PERFORMANCE GRAPH



The following table illustrates the cumulative total shareholder return on Hurco Common Stock for the five-year period ended October 31, 1995, as compared to the NASDAQ stock market index for U.S. companies and to a peer group consisting of NASDAQ traded securities for U.S. companies in the same Standard Industrial Code
(SIC) group as Hurco (Industrial and Commercial Machining and Computer Equipment). The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Hurco common stock.


                                                Year Ended October 31,
                                    1990    1991    1992    1993    1994    1995
Hurco Companies, Inc.              100.0   177.1   112.3    53.9    70.8   105.6

NASDAQ Stock Market
   (US Companies)                  100.0   169.2   190.8   245.8   247.1   332.8

NASDAQ Stocks                      100.0   157.7   188.2   208.5   243.1   403.0
   (SIC 3500-3599 US Companies)
   Industrial and commercial
   machinery and computer equipment

The above indexes represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100.0 on 10/31/90.

                             INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP served as the independent accountants to audit the financial statements of Hurco for the fiscal year ended October 31, 1995. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Shareholders. The Board of Directors expects to reappoint Arthur Andersen LLP as independent accountants to serve for the fiscal year ended October 31, 1996.

                  SHAREHOLDER PROPOSALS AT 1997 ANNUAL MEETING

The date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the 1997 Annual Meeting of Shareholders is December 13, 1996. Proposals must comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission as well as the requirements set forth in the Company's By-Laws. A copy of the By-Laws may be obtained from Roger J. Wolf, Senior Vice President and Chief Financial Officer, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268

                           ANNUAL REPORT ON FORM 10-K

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE FORM 10-K WITHOUT EXHIBITS, IS INCLUDED IN THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPLETE EXHIBITS TO THE FORM 10-K BY WRITING TO ROGER J. WOLF, SENIOR VICE-PRESIDENT AND CHIEF FINANCIAL OFFICER, HURCO COMPANIES, INC., ONE TECHNOLOGY WAY, P. O. BOX 68180, INDIANAPOLIS, INDIANA 46268.


                                 OTHER BUSINESS

The Board of Directors knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matters.



                       By order of the Board of Directors




                                                     Roger J. Wolf, Secretary


April 5, 1996

                                   APPENDIX A
                 PROXY CARD FDOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 1996

                              HURCO COMPANIES, INC.
                   One Technology Way, Indianapolis, IN 46268
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS,
                       MAY 23, 1996 SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

The undersigned hereby appoints as proxies Brian D. McLaughlin and Richard T. Niner, or either of them with full power of substitutions, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hurco Companies, Inc., to be held at Hurco's Corporate Office, One Technology Way, Indianapolis, Indiana, at 11:00 a.m. EST, on May 23, 1996 and any adjournments thereof, upon the following matters:

     1.  Election  of  Hendrik J.  Hartong,  Jr.,  Andrew L. Lewis IV,  Brian D.
McLaughlin, E. Keith Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler as Directors. To withhold authority to vote any individual nominee, write his name on this line:

     __________________________________________________________________________

          AUTHORITY TO VOTE

     FOR |_|          WITHHELD |_|
 (except as shown       (as to all
   on the line)          nominees)


     2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                  (Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THE PROXY, UNLESS OTHERWISE SPECIFIED, SHALL BE VOTED FOR ELECTION OF EACH NOMINEE LISTED ON THE REVERSE SIDE.

I plan to attend the Annual Meeting. _____

Please sign below exactly as your name appears
as  shown  at  the  left.   When   signing   as
attorney,corporate officer or fiduciary, please give full title as such.

         Signature (s)

         -------------------------------------



         -------------------------------------

         Dated

         ________________________________, 1996



   PLEASE DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE